UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 20, 2012
(Date of earliest event reported)

ZENTRIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

Unit C2, 802 Southdown Road,
Mississauga, Ontario, Canada, L5J 2Y4
(Address of Principal Executive Offices)

(416) 245-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On March 20,2012, Zentric (HK) Limited, a wholly owned subsidiary of Zentric, Inc. has entered into an EPC agreement with Matinee Energy, Inc. for construction by Zentric, Inc. of the solar power plants for 20MWdcp (U$72M) in Benson, Arizona, as part of the aggregated 120 MWdcp of plants using a part of the larger site (1200 acres).

The agreement is attached as an exhibit and should be referred to for a complete description of the agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10.1	EPC Contract

99.1	News Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zentric, Inc.

Dated: March 20, 2012	By:	/s/ William Tien
William Tien,
President

 3